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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20579


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                                FORM 8-K
                             CURRENT REPORT

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                      Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended

        Date of Report (Date of earliest event reported): December 15, 1997

                          The Cosmetic Center, Inc.
               (Exact Name of Registrant as Specified in its Charter)


Delaware                     0-14756                  52-1266697

(State or Other              (Commission              I.R.S. Employer
Jurisdiction of              File Number)             Identification No.)
Incorporation)

                             8700 Robert Fulton Drive
                             Columbia, Maryland 21046
            (Address of principal executive offices, including zip code)

         Registrant's telephone number, including area code: (410) 309-4600

                               Not Applicable
             (Former name or former address, if changed since last report)


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ITEM 8.   CHANGE IN FISCAL YEAR.

     On December 15, 1997, the Executive Committee of the Corporation's Board of Directors changed the Corporation's fiscal year end to the last Saturday of December.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COSMETIC CENTER, INC.


Dated: December 17, 1997              By:   /s/ Bruce E. Strohl
                                         --------------------------------
                                         Name:  Bruce E. Strohl
                                         Title: Senior Vice President - Finance
                                                and Chief Financial Officer


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